CAPITAL COMMITMENTS	12 Months Ended
Dec. 31, 2018
CAPITAL COMMITMENTS [Abstract]
CAPITAL COMMITMENTS

29.	CAPITAL COMMITMENTS

Conversions

We have contracts with Keppel and Black & Veatch for the conversion of our LNG carrier, the Gimi into a FLNG, and we have agreed contract terms for the conversion of the Gandria to a FLNG. The Gimi has recently entered the Keppel shipyard to commence its conversion to a FLNG, whilst the Gandria is currently in lay-up awaiting delivery to Keppel for conversion. The conversion agreements for the Gimi and the Gandria are both subject to certain payments and lodging of a full Notice to Proceed.

As at December 31, 2018, the estimated timing of the outstanding payments in connection with the Limited Notice to Proceed on the Gimi conversion are as follows:

(in thousands of $)
Payable within 12 months to December 31, 2019	21,530
21,530

In February 2019, we entered into a 20 years Lease and Operate Agreement with BP for the charter of a FLNG unit, Gimi, to service the Greater Tortue Ahmeyim project, subject to certain conditions precedent. The estimated conversion cost of the Gimi is approximately $1.3 billion.

As we have not lodged our final Notice to Proceed on the Gandria conversion contract, we have excluded the Gandria capital commitments in the above table. In addition we have excluded any capital commitments in relation to the conversion of the Viking into a FSRU as commencement of this project is subject to certain conditions precedent.